EXHIBIT 10.26



                                    AGREEMENT


      THIS AGREEMENT ("Agreement") is dated as of December __, 2000 (the "Effective Date"), by and between AJS GROUP, LLC, a South Carolina limited liability company ("Member"), and MOUNT PLEASANT KPT LLC, a Delaware limited liability company (the "Company").

      IN CONSIDERATION of the respective agreements hereinafter set forth, Member and the Company agree as follows:

      1. Member Interest. Member hereby agrees to sell, transfer and convey to the Company, and the Company hereby agrees to redeem and acquire from Member, the entire interest of the "Non-Managing Member" of the Company (the "Member Interest"), as more particularly described in Operating Agreement of Mount Pleasant FAC LLC dated November __, 1997 (the "Original Agreement"), as modified by that certain First Amendment to Operating Agreement of Mount Pleasant KPT LLC dated November 10, 1998 (the "First Amendment"), and that certain Second Amendment to Operating Agreement of Mount Pleasant KPT LLC dated April 13, 1999 (the "Second Amendment") (collectively as amended, the "Operating Agreement"), and any other rights, entitlements, claims or other interests of Member in the Company, including Member's Capital Account and all of Member's rights to profits, losses, distributions, and any other amounts due Member under the Operating Agreement, in complete liquidation of such Member Interest.

      2. Consideration. As consideration for redemption and complete liquidation of the Member Interest by the Company, the Company agrees (subject to the terms and conditions set forth in this Agreement) at Closing (as hereinafter defined) to:

            (a) Pay to Member as Member may direct the sum of Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) (the "Cash Portion"), with $100,000 of the Cash Portion being allocated to the covenant not to compete described in Section 10(n), below;

            (b) Convey to Member or its designated assignee, SGCT Group I, LLC, a South Carolina limited liability company ("Assignee") all of the Company's right, title and interest in and to the real property more particularly described in Exhibit A attached hereto (individually, a "Tract", and collectively, the "Tracts"), together with all privileges appurtenant thereto, subject to the covenants, conditions and restrictions described in Section 10(n), below;

            (c) Assign to Member or Assignee all of the Company's right, title and interest as landlord under that certain lease agreement dated November 8, 1999 between the Company and Elite Management Team, Inc., doing business as The Mattress Firm, and any prospective lease with The Talbots, Inc., a lease which is currently under negotiation (collectively, the "Lease Rights");

            (d) Assign to Member or Assignee all of the Company's right, title and interest in any contracts for services to the extent related to the Tracts (the "Service Contracts"); and

            (e) Assign to Member or Assignee all of the Company's right, title and interest in any engineering and architectural plans, governmental approvals, permits and licenses, and other rights relating to construction of improvements on the Tracts (collectively, the "Licenses and Permits") to the extent such rights (i) are severable from the same rights of the Company as they relate to the shopping center property more particularly described in Exhibit B attached hereto (the "Shopping Center") which the Company will continue to own and operate, and (ii) may be transferred to Member without any out-of-pocket costs to the Company. The Licenses and Permits shall include

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      (i) any impact fee credits held by the Company, to the extent such credits
      (A) are transferable, and (B) used and applied against impact fees otherwise payable in connection with the development and construction of improvements appurtenant to the Tracts, and (ii) any building permits and building permit applications identified solely with the Tracts which have previously been filed or processed by the Company.

      All of the items referred to in Sections 2(a) through (e) above are hereinafter collectively referred to as the "Consideration".

      3. Inspection Rights. Member acknowledges that Member is familiar with the Tracts and has been afforded a reasonable opportunity to inspect the Tracts and conduct such investigations as it deems to be appropriate. Member agrees that the Tracts are being acquired "AS IS", "WHERE IS" and "WITH ALL FAULTS", and that neither the Company nor any person or entity acting on its behalf has made any representation or warranty with respect to the Tracts; rather, in acquiring the Tracts, Member is relying on its own inspections, investigations and knowledge of such property.

      4. Conditions to Closing. The following are conditions precedent to the obligations of the Company to consummate the redemption and complete liquidation of the Member Interest at "Closing" (as defined in Section 5, below) as contemplated by this Agreement:

              (a) All of Member's representations and warranties contained in or made pursuant to this Agreement shall have been true and correct when made, and shall be true, correct and complete (without giving effect to any limitations based on the knowledge of the representing party) as of the "Closing Date" (as defined in Section 5, below) and the Closing.

              (b) Member shall have performed its obligations hereunder and shall have tendered all deliveries to be made by it on or before the Closing Date or as otherwise required under this Agreement.

              (c) There shall be no litigation, arbitration, suits, claims, administrative agency or other governmental action, or any other proceeding of any kind whatsoever, pending or threatened, which could materially and adversely affect the ability of either party to perform its obligations under this Agreement.

              (d) Following the date of this Agreement, there shall have been no material changes, threatened or actual, in (i) the physical condition of the Shopping Center or the Tracts (collectively, the "Property") (including, without limitation, any change relating to hazardous substances or toxic materials), reasonable wear and tear excepted, (ii) the net operating income of the Property, (iii) the condition of title to the Property, (iv) the availability of, or charges associated with, any utility services provided to the Property,
(v) the existence of governmental licenses, permits and approvals respecting the Property or the use thereof, (vi) the availability or existence of signage for the Property, (vii) access from Property to physically open, dedicated and accepted public streets, or (viii) the terms or enforceability of any leases or rental agreements relating to the Property.

              (e) No proceedings shall be pending or threatened which could (i) cause the change, redesignation or other modification of the zoning classification of, or of any building code or environmental requirements applicable to, the Property, or any portion thereof, or (ii) materially and adversely affect the value of the Property or the ability of the Company to operate the Property in the manner contemplated by the parties.

              (f) The Company shall be in a position to close that certain permanent loan in the original principal amount of $46.4 million (the "GMAC Loan") which is being provided by GMAC Mortgage

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Corporation ("Lender") and to receive the full disbursement of the proceeds thereof concurrently with the Closing hereunder.

              (g) Member shall have obtained the consent of the ground lessor of the ground lease applicable to the Tract identified as "Tract 14" so as to permit assignment of that ground lease to Member or Assignee.

              So long as the Company is not in default under any material provision of this Agreement, if any condition to close has not been satisfied as of the Closing Date, the Company may, in its sole discretion, (A) terminate this Agreement by delivering written notice to Member on or before the Closing Date,
(B) elect to extend the Closing for a period up to ninety (90) days to facilitate the satisfaction of such condition, or (C) elect to consummate the transactions notwithstanding the non-satisfaction of such condition, in which event such party shall be deemed to have waived any such condition. Notwithstanding the foregoing, the failure of a condition due to the breach of a party shall not relieve such breaching party from any liability it would otherwise have hereunder.

      5. Closing and Escrow.

              (a) Upon execution of this Agreement, the parties shall deposit an executed counterpart of this Agreement with Chicago Title Insurance Company or a mutually acceptable agent located in the State of South Carolina (the "Title Company") and this instrument, together with the Escrow Provisions attached hereto as Exhibit K, shall serve as the instructions to the Title Company as the escrow holder for consummation of the transaction contemplated hereby. Member and the Company agree to execute such additional and supplementary escrow instructions as may be appropriate to enable the Title Company, as escrow holder, to comply with the terms of this Agreement; provided, however, that as between Member and the Company, in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control.

              (b) The closing ("Closing") hereunder shall be held and delivery of all items to be made at the Closing under the terms of this Agreement shall be made at the office of Title Company, on a date selected by the Company on not less than five (5) days' notice to Member (the "Closing Date"), but in no event later than December 20, 2000, so as to close concurrently with the closing and funding of the GMAC Loan, provided, however, that, in the event the condition enumerated in Section 4(f) has not been satisfied by the original Closing Date, at the Company's sole option, the Closing Date may be extended by the Company, by notice to Member, to that date which is five (5) days after the satisfaction of such condition of closing, but in no event later than January 15, 2001. In the event of such extension, the "Closing Date" as used herein shall mean for all purposes hereunder the Closing Date, as so extended.

              (c) Prior to 10:30 a.m., Eastern Standard Time, on the Closing Date, Member shall deliver the following into escrow with the Title Company:

                     (i) An Assignment of Member Interest, assigning and conveying to the Company the entire Member Interest free and clear of all liens and encumbrances, in the form attached hereto as Exhibit C, duly executed by Member.

                     (ii) A counterpart of the Ground Lease Assignment in the form attached hereto as Exhibit G, duly executed by Member or Assignee.

                     (iii) A counterpart of the Assignment and Assumption of Leases in the form attached hereto as Exhibit H, duly executed by Member or Assignee.

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                     (iv) A counterpart of the Assignment and Assumption of
Service Contracts, Licenses and Permits in the form attached hereto as Exhibit I, duly executed by Member or Assignee.

                     (v) [Intentionally Deleted]

                     (vi) Certificates from the Secretary of State of the State of South Carolina dated no more than thirty (30) days prior to the Closing, confirming that Member and Assignee are each duly formed, validly existing and in good standing under the laws of such state.

                     (vii) A certificate from the Secretary of State of the State of South Carolina, indicating that, as of the Closing Date, there are no filings against Member or any of its members in the office of the Secretary of State or other government official under the Uniform Commercial Code of such state which would be liens on any the Member Interest or on any partnership, membership or corporate interest in Member.

                     (viii) An affidavit in form satisfactory to the Company that Member is not a "foreign person" within the meaning of Section 1445(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code") in the form attached hereto as Exhibit E. Member shall provide a similar affidavit from each person receiving a distribution of funds or property at the direction of Member.

                     (ix) Such resolutions, authorizations, bylaws or other corporate and/or partnership documents or agreements relating to Member and its members and/or Assignee as shall be reasonably required in connection with this transaction.

                     (x) A closing statement in form and content reasonably satisfactory to the Company (the "Closing Statement"), duly executed by Member and each of its members.

                     (xi) Any other documents, instruments, records, correspondence or agreements called for hereunder or reasonably requested by the Title Company which have not previously been delivered.

              The Company may waive compliance on Member's part under any of the foregoing items by an instrument in writing.

              (d) On the Closing Date, following the delivery of the documents described in Section 5(c) by Member, the Company shall deliver the following into escrow with the Title Company:

                     (i) The funds on account of the Cash Portion of the Consideration, in the form of a wire transfer of good federal funds.

                     (ii) A duly executed and acknowledged special warranty deed in the form attached hereto as Exhibit F (the "Deed"), duly executed and acknowledged by the Company, conveying to Member or Assignee all of the Company's right, title and interest in the Tract identified as "Tract 13", subject to covenants, conditions, restrictions and other matters of record.

                     (iii) A duly executed and acknowledged Assignment and Assumption of Ground Lease in the form attached hereto as Exhibit G (the "Ground Lease Assignment"), duly executed and acknowledged by the Company and consented to by the ground lessor, conveying to Member or Assignee all of the Company's right, title and interest in its leasehold interest in the Tract identified as "Tract 14", subject to covenants, conditions, restrictions and other matters of record.

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                     (iv) A duly executed Assignment and Assumption of Leases in the form attached hereto as Exhibit H, together with originals of all Leases and related documents to the extent in the Company's possession.

                     (v) A duly executed Assignment and Assumption of Service Contracts, Licenses and Permits in the form attached hereto as Exhibit I, together with originals of all Contracts and Licenses and Permits to the extent in the Company's possession (or copies thereof if such Contracts or Licenses and Permits relate to other portions of the Property as well).

                     (vi) A duly executed Notice to Tenants for each tenant under the Leases in the form attached hereto as Exhibit J.

                     (vii) A certificate from the Secretary of State of the State of Delaware dated no more than thirty (30) days prior to the Closing, confirming that the Company is duly formed and in good standing under the laws of such state, and a certificate from the Secretary of State of the State of South Carolina dated no more than thirty (30) days prior to the Closing, confirming that the Company is authorized to do business in such state.

                     (viii) Such resolutions, authorizations, bylaws or other corporate and/or partnership documents or agreements relating to the Company and its members as shall be reasonably required in connection with this transaction.

                     (ix) A duly executed affidavit or certificate, in form and substance acceptable to the Title Company, sufficient to remove the exceptions from a standard form owner's policy of title insurance for mechanic's lien and parties in possession (other than the pursuant to the Leases).

                     (x) A counterpart of the Closing Statement, duly executed by the Company.

                     (xi) Any other documents, instruments, records, correspondence or agreements called for hereunder or reasonably requested by the Title Company which have not previously been delivered.

              Member may waive compliance on the Company's part under any of the foregoing items by an instrument in writing.

              (e) Subject to the timely receipt of the funds and documents described in Sections 5(c) and 5(d), above, at the Closing, the Title Company shall (i) record the Deed and the Ground Lease Assignment and deliver the documents delivered into escrow by Member to the Company, and (ii) disburse the Cash Portion in accordance with the Closing Statement, and deliver the documents delivered into escrow by the Company to Member, Assignee or the Title Company, as applicable. With respect to the Cash Portion, Member does hereby direct that $1,000,000 of the Cash Portion shall be disbursed as directed by Wachovia Bank, N.A., as Trustee of the Chaplin Children's Trust, and that the remaining $1,250,000 of the Cash Portion shall be disbursed $250,000 as directed by Sonja
K. Bloom, and $1,000,000 as directed Charles F. Ailstock, as Trustee of the Joseph P. Griffith AJS Trust.

              (f) Real estate taxes and assessments relating to the Tracts shall be adjusted and prorated as of 12:01 a.m. on the Closing Date, based on a 365-day year, whether or not due and payable. If real estate taxes for the current year cannot be ascertained, those for the previous year shall be utilized without allowance for any discount allowed by law. Member and Assignee shall be responsible for all assessments and bonds which now or hereafter become due and constitute a lien against the Tract. Any security deposit delivered on account of the Leases shall be credited to the Company at Closing, and any

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real estate commissions paid on account of Leases. There shall be no other prorations of income or expenses with regard to the Tracts or the Member Interest or the Property.

               (g) The cost of any transfer and recordation taxes (including documentary stamps) applicable to the conveyance of the Tracts and recording fees relating to the Deed and the Ground Lease Assignment shall be paid by the Company. The Title Company's fees for escrow services shall be paid by the Company.

              (h) Member or Assignee shall pay when due all third party leasing commissions due on account of the Leases following the Closing.

              (i) Possession of the Tracts shall be delivered to Member or Assignee at Closing. The Company shall remove all stored materials and debris located on the Tracts within sixty (60) days following the Closing.

              (j) Following the Closing, the Company agrees to use commercially reasonable efforts to assist Member or Assignee in the processing of building permit applications and obtaining building permits for each of the Tracts; provided, however, that Member or Assignee shall reimburse the Company for all actual out-of-pocket expenses incurred by the Company in providing such assistance.

              (k) Following the Closing, Member and Assignee shall assume and shall perform in a timely fashion the installation and construction of landscaping and other cosmetic improvements required to be performed with respect to the Shopping Center and the Tracts in the median and along the street known as "Market Center Boulevard" which adjoins the Property. Upon completion of those improvements, the Company agrees to pay to Member or Assignee, as applicable, the sum of $10,000 as its contribution on account of such improvements. The obligation set forth in this Section 5(k) shall survive Closing.

              (l) Any third party costs and expenses associated with or related to the Tracts, including but not limited to title insurance, survey costs, property taxes, third party leasing commissions, and costs associated with obtaining building permits, shall be borne by Assignee or if by Member, by Sonja
K. Bloom and Charles F. Ailstock, as Trustee of the Joseph P. Griffith AJS Trust, as the responsible members of Member.

      6. Representations and Warranties of Member. Member hereby represents and warrants to the Company as follows:

              (a) Member is a limited liability company duly organized and validly existing under the laws of the State of South Carolina, and Member is authorized to conduct its business in the state in which the Property is located. Member has the power to own its property and carry on its business as and where it is now conducted and has the power and unrestricted authority to enter into this Agreement and perform its obligations and consummate the transactions contemplated under this Agreement without the joinder of any other person or entity, including delivery of the Assignment of Member Interest and other items required for Closing.

              (b) This Agreement and all documents executed and delivered by Member are or at the time of Closing will be: duly authorized, executed, and delivered by Member; the legal, valid, and binding obligations of Member, and sufficient to convey title (if they purport to do so). Such documents do not violate any provisions of or cause a material default under any agreement, instrument or judicial order to which Member is a party or by which Member or, to Member's knowledge, the Property is bound.

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              (c) Member is not in default under any note, evidence of
indebtedness, lease, contract, license, undertaking or other agreement where the liability thereunder might adversely affect Member's ability to perform its obligations under this Agreement.

              (d) Member has received no written notice and has no knowledge of any existing, pending or threatened litigation, action, suit or other proceeding, judicial or administrative, by any person or any governmental authority, against Member or the Company arising in connection with the Property.

              (e) Member is the sole owner of the Member Interest. Member has not sold, transferred, conveyed, hypothecated, pledged or otherwise assigned all or any interest in the Member Interest to any person, and at Closing, Member shall assign the Member Interest to the Company free and clear of all liens, encumbrances, restrictions, easements and other matters and exceptions.

              (f) Member is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

              (g) To the extent that Assignee is the recipient of funds or the assignee or grantee of the Tracts, all of the foregoing representations and warranties shall be true, correct and complete as of the Closing Date and the Closing as if made by Assignee in place of Member in each instance.

      7. Representations and Warranties of the Company. The Company hereby represents and warrants to Member as follows:

              (a) The Company is a limited liability company duly organized and validly existing under the laws of the State of Delaware, and authorized to conduct its business in the state in which the Property is located. The Company has the power to own its property and carry on its business as and where it is now conducted and has the power and unrestricted authority to enter into this Agreement and perform its obligations and consummate the transactions contemplated under this Agreement without the joinder of any other person or entity, including delivery of the Deed and the Ground Lease Assignment and other items required for Closing.

              (b) This Agreement and all documents executed and delivered by the Company are or at the time of Closing will be: duly authorized, executed, and delivered by the Company; the legal, valid, and binding obligations of the Company, and sufficient to convey title (if they purport to do so). Such documents do not violate any provisions of or cause a material default under any agreement, instrument or judicial order to which the Company is a party or by which the Company or the Property is bound.

              (c) The Company is not in default under any note, evidence of indebtedness, lease, contract, license, undertaking or other agreement where the liability thereunder might adversely affect the Company's ability to perform its obligations under this Agreement.

              (d) The Company has received no written notice and has no knowledge of any existing, pending or threatened litigation, action, suit or other proceeding, judicial or administrative, by any person or any governmental authority, against the Company arising in connection with the Property, excepting only an action relating to a materialman's lien associated with leasehold improvements for Red's Backwoods Barbeque, liens for which appropriate bonds have been posted.

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      8. Release and Indemnification.

              (a) For so long as the Company does not default in any material respect in the performance of its obligations under this Agreement, and provided that none of the conditions described in Section 4 of this Agreement fail to occur as the result of matters within the reasonable control of the Company, Member, on behalf of itself, its members, Assignee, and those persons listed as "Member Parties" in the "Joinder" section of the signature page of this Agreement, and each of their respective officers, directors, employees, agents and contractors (collectively, the "Member Parties") hereby release and forever discharge the Company Parties (as hereinafter defined) from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, reasonable attorneys' fees, known or unknown, actual or contingent, arising out of or in connection with the Property or the Company, including, without limitation, the execution and deliver of the Operating Agreement, the performance of each of the obligations of any of the Company Parties thereunder, and the acquisition, development, construction, financing, ownership or management of the Property, and any acts or omissions in connection therewith, but specifically excluding any breach or default in the performance of a party's obligations under this Agreement or any deed, assignment, agreement or other document to be delivered pursuant to the terms hereof (collectively, the "Claims").

              (b) For so long as Member does not default in any material respect in the performance of its obligations under this Agreement, and provided that none of the conditions described in Section 4 of this Agreement fail to occur as the result of matters within the reasonable control of Member, the Company on behalf of itself, its members, and those persons listed as "Company Parties" in the "Joinder" section of the signature page of this Agreement, and each of their respective officers, directors, employees, agents and contractors (collectively, the "Company Parties") hereby release and forever discharge the Member Parties from and against any and all Claims.

              (c) The Member Parties and the Company Parties agree and acknowledge that the releases contained in this Section 8 are intended to constitute general releases of all claims of every kind and nature relating to or arising from the Property and/or the Operating Agreement, and that such releases relate to matters which may be disputed or contested and shall not be construed as an admission of liability on the part of any party.

              (d) Each of the Company Parties and the Member Parties hereby agrees to indemnify the other party and hold it harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, reasonable attorneys' fees, resulting from (i) any action, proceeding or other legal action instituted against the other party by any of the Company Parties or the Member Parties, respectively, on account of any Claims, and (ii) any misrepresentations or breach of warranty or breach of covenant made by such party in this Agreement or in any document, certificate, or exhibit given or delivered to the other pursuant to or in connection with this Agreement.

              (e) The provisions of this Section 8 shall survive beyond the Closing, the delivery of the Deed the Ground Lease Assignment and any termination of this Agreement.

      9. Default; Remedies.

              (a) Member Default. If this transaction fails to close as a result of Member's default in the performance of any of Member's obligations in this Agreement, the parties acknowledge that such default could result in permanent and irreparable harm to the Company which may not be compensable by monetary damages, and as a result, the Company shall have the right to pursue specific performance and all other available equitable remedies on account of such default. Should specific performance or

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other remedies be unavailable or should the Company otherwise determine that it is in its best interests to seek damages, the Company may elect to terminate this Agreement and/or pursue any other available remedies.

              (b) Company Default. If this transaction fails to close as a result of the Company's default in the performance of any of the Company's obligations in this Agreement for any reason other than Member's default, the parties acknowledge that such default could result in permanent and irreparable harm to Member which may not be compensable by monetary damages, and as a result, Member shall be have the right to pursue specific performance and all other available equitable remedies on account of such default. Should specific performance or other remedies be unavailable or should Member otherwise determine that it is in its best interests to seek damages, Member may elect to terminate this Agreement and/or pursue any other available remedies.

      10. Miscellaneous.

              (a) Notices. Unless otherwise provided herein, any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given the day after such notice was deposited with a nationally-recognized overnight delivery service, or the date sent by confirmed telecopy and addressed as follows:

                 If to Member:         AJS Group, LLC
                                       310 Meeting Street
                                       Charleston, SC 29401
                                       Attn:  Joseph P. Griffith and David Bloom
                                       Fax No.: 843-723-6686

                 Copy to:              Wacovia Bank, N.A., Trustee
                                       Estates and Closely Held Businesses
                                       GA - 0654
                                       191 Peachtree Street, N.E.,
                                       Suite 2400
                                       Atlanta, GA 30303
                                       Fax No: 404-332-5647

                 If to the Company:    Mount Pleasant KPT LLC
                                       c/o Konover Property Trust, Inc.
                                       11000 Regency Parkway
                                       Third Floor, East Tower
                                       Cary, North Carolina 27511
                                       Attn: Legal Department
                                       Fax No: (919) 462-8799

                 Copy to:              Mayer, Brown & Platt
                                       1909 K Street, N.W.
                                       Washington, D.C. 20006
                                       Attn: Howard Parelskin
                                       Fax No: (202) 263-3300

or such other address as either party may from time to time specify in writing to the other.

              (b) Brokers and Finders. Neither party has had any contact or dealings regarding the transfers and payments contemplated by this Agreement, or any communication in connection with the

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subject matter of this transaction, through any licensed real estate broker or other person who can claim a right to a commission or finder's fee as a procuring cause of the sale contemplated herein. The Company shall indemnify, save harmless and defend Member from any liability, cost, or expense (including reasonable attorneys" fees) arising out of or connected with any claim for any commission or compensation made by any person or entity claiming to have been retained or contacted by the Company in connection with this transaction. Member shall indemnify, save harmless and defend the Company from any liability, cost, or expense (including reasonable attorneys' fees) arising out of or connected with any claim for any commission or compensation made by any person or entity claiming to have been retained or contacted by Member in connection with this transaction. The provisions of this paragraph shall survive the Closing and any termination of this Agreement.

              (c) Successors and Assigns. Neither party may assign this Agreement without the prior written consent of the other, and any such prohibited assignment shall be void. It is specifically agreed and understood that notwithstanding the assignment of certain rights under this Agreement by Member to Assignee, that such assignment shall in no manner release or discharge Member from principal and primary responsibility for the performance of all of the obligations of Member hereunder. By acceptance of such assignment, Assignee shall be deemed to have assumed and agreed to be jointly and severally liable for all of the obligations of Member under this Agreement and each of the documents to be delivered by Member at Closing hereunder. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors, assigns, heirs, and devisees of the parties.

              (d) Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Member and the Company.

              (e) Continuation and Survival. All representations and warranties by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as of the time of Closing, and shall survive the execution and delivery of this Agreement, the delivery of the Deed and transfer of title. In addition, the provisions of this Agreement that contemplate performance after the Closing and the obligations of the parties not fully performed at the Closing shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing.

              (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware.

              (g) Merger of Prior Agreements. This Agreement, including the exhibits hereto, constitutes the entire agreement between the parties with respect to the purchase and sale of the Property and supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

              (h) Enforcement. In the event either party hereto fails to perform any of its obligations under this Agreement or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys" fees.

              (i) Time of the Essence. Time is of the essence in the performance of this Agreement.

              (j) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement. To facilitate execution of this Agreement, the parties may execute and exchange by telephone facsimile counterparts of the signature pages.

              (k) Calculation of Time Periods. Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday for national banks in the location where the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday. The last day of any period of time described herein shall be deemed to end at 6:00 p.m. North Carolina time.

              (l) Confidentiality. Except as expressly otherwise provided in this Agreement, neither Member nor the Company will release or cause or permit to be released any press notices, or publicity (oral or written) or advertising promotion relating to, or otherwise announce or disclose or cause or permit to be announced or disclosed, in any manner whatsoever, the terms, conditions or substance of this Agreement without first obtaining the written consent of the other party. The foregoing shall not preclude either party from discussing the substance or any relevant details of such transactions with any of its attorneys, accountants, professional consultants, lenders, partners, investors, or any prospective lender, partner or investor, as the case may be, or prevent either party hereto, from complying with laws, rules, regulations and court orders, including without limitation, governmental regulatory, disclosure, tax and reporting requirements. In addition to any other remedies available to a party, each party shall have the right to seek equitable relief, including without limitation injunctive relief or specific performance, against the other party in order to enforce the provisions of this Section 10(l).

               (m) Further Assurances. In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by either party at Closing, each party agrees to perform, execute and deliver, but without any obligation to incur any additional liability or expense, on or after the Closing any further deliveries and assurances as may be reasonably necessary to consummate the transactions contemplated hereby or to further perfect the conveyance, transfer and assignment of the Property to the Company.

              (n) Non-Competition. Member agrees that neither Member nor any person acting on Member's behalf shall either directly or indirectly contract, offer to contract, negotiate, or otherwise solicit any person for the purposes of inducing such person to enter into a lease or otherwise occupy all or any portion of the Tracts, if such person (i) is an existing tenant of the Shopping Center, or has executed a lease and agreed to become a tenant of the Shopping Center or agreed to purchase an outparcel within the Shopping Center, for a period five (5) years following the date of this Agreement, or (iii) if such tenant or its affiliate is listed on Exhibit L, for a period of nine (9) months following the date of this Agreement or, if a lease is executed, for a period of five (5) years following the date of this Agreement. The Company agrees that neither the Company nor any person acting on the Company's behalf shall either directly or indirectly contract, offer to contract, negotiate, or otherwise solicit (i) Elite Management Team, Inc. for the purposes of inducing such tenant to enter into a lease or otherwise occupy all or a portion of the Shopping Center for a period of five (5) years following the date of this Agreement, or
(ii) The Talbots, Inc. for its women's or petite shops for a period of nine (9) months following the date of this Agreement or, if a lease is executed, for a period of five (5) years following the date of this Agreement. The provisions of this Section 10(n) shall survive the Closing and any conveyance of the Tracts or the Shopping Center, and are intended to be binding on each party's successors and assigns and run with the land as an encumbrance against each property for the benefit of the other.

                            [signature page follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                    MEMBER:  AJS GROUP, LLC,
                             a South Carolina limited liability company

                             By: ________________________________
                                  Charles F. Ailstock, as Trustee of the
                                  Joseph P. Griffith AJS Trust, Member

                             By: ________________________________
                                  Sonja K. Bloom, Member


                             By: __________________________________
                                  Wachovia Bank, N.A., as Trustee of the Chaplin Children's Trust, Member


               THE COMPANY:  KPT PROPERTIES, L.P.,
                             a Delaware limited partnership,
                             Its Managing Member

                             By:  Konover Property Trust, Inc.,
                                  its General Partner

                                  By: _________________________
                                  Name: _______________________
                                  Title: ______________________






                             [Joinder on next page]

                                     Joinder

In addition to Member and the Company, the undersigned, by affixing their signatures below, hereby join and agree to be bound by the provisions of Section 8 of this Agreement as Member Parties or Company Parties, respectively, as designated below:

Member Parties                                 Company Parties

                                               KPT PROPERTIES, L.P.,
______________________________                 a Delaware limited partnership
Charles F. Ailstock, as Trustee of the         By: Konover Property Trust, Inc.,
Joseph P. Griffith AJS Trust                       its General Partner

                                               By: _____________________________
______________________________                 Name:
Sonja K. Bloom                                 Title:

Wachovia Bank, N.A., as Trustee of the         KONOVER PROPERTY TRUST, INC.,
Chaplin Children's Trust                       a Maryland corporation

                                               By: _____________________________
By:  ___________________________                       Name:
Name:                                                  Title:
Title:



_______________________________
Alec H. Chaplin



_______________________________
Joseph P. Griffith



_______________________________
David Bloom

LIST OF EXHIBITS
----------------


Exhibit A   Legal Description of Tracts

Exhibit B   Legal Description of Property

Exhibit C   Assignment of Member Interest

Exhibit D   [Intentionally Deleted]

Exhibit E   FIRPTA Certificate

Exhibit F   Deed

Exhibit G   Ground Lease Assignment

Exhibit H   Assignment and Assumption of Leases

Exhibit I   Assignment and Assumption of Service Contracts, Licenses and Permits

Exhibit J   Form of Notice to Tenants

Exhibit K   Escrow Instructions

Exhibit L   Shopping Center Prospective Tenants

                                    EXHIBIT A

                        [LEGAL DESCRIPTION OF THE TRACTS]


                              TRACT 13, 1.35 Acres
                              --------------------

ALL that certain piece, parcel and tract of land, together with any improvements thereon, situate, lying and being in the Town of Mt. Pleasant, County of Charleston, State of South Carolina, shown and designated as "TRACT 13 58,706 sq. ft. 1.35 acres" on a plat entitled "FINAL PLAT OF TRACTS A, 13, & 14 AND PARCELS 11-14, MAZZY LANE & MARKET CENTER BOULEVARD AND FUTURE RIGHT-OF-WAY MARKET CENTER, TOWN OF MT. PLEASANT, CHARLESTON COUNTY, SOUTH CAROLINA" prepared by SouthStar Surveying, Inc., dated December 15, 1997, and recorded July 30, 1998, in Plat Book EC at page 646 in the RMC Office for Charleston County, South Carolina.

Said property being more fully described based on a plat entitled "AN ALTA/ACSM LAND TITLE SURVEY OF TRACTS 13 AND 14, AND PARCELS 5, 7, AND 8 MARKET CENTER" by Thomas & Hutton Engineering Co. dated September 28, 1998 as follows:

Commencing at the intersection of the southerly right-of-way of Mazzy Lane and the westerly right-of-way or Market Center Boulevard and traveling along the westerly right-of-way of Market Center Boulevard a distance of 456 feet +/- to an iron pin being the True Point of Beginning:

Thence continuing along the westerly right-of-way of Market Center Boulevard along a line with a course of S35-08-51E for 432.10 feet to an iron pin set at the intersection of the westerly right-of-way of Market Center Boulevard and the northerly right-of-way of a future right of way; Thence along the northerly right-of-way of the future right-of-way along a line with a course of S54-50-35W for 135.88 feet to an iron pin set; Thence along a line with a course of N35-09-25W for 432.01 feet to an iron pin set; Thence along a line with a course of N54-48-23E for 135.88 feet to an iron pin set being the True Point of Beginning.

Said tract containing 1.35 acres.

BEING the property conveyed to Mount Pleasant KPT LLC by deed dated February 9, 1999, and recorded February 12, 1999, in Book E320 at page 489 in the RMC office aforesaid.

TMS:  558-00-00-405 (formerly pt. -096 then -398) - Tract 13

                              TRACT 14, 1.21 Acres
                              --------------------


ALL that certain piece, parcel and tract of land, situate, lying and being on U.S. Highway 17 in the Town of Mt. Pleasant, County of Charleston, State of South Carolina, shown and designated as "TRACT 14 52,646 sq. ft. 1.21 acres" and on a plat entitled, "FINAL PLAT OF TRACTS A, 13, & 14 AND PARCELS 11-14, MAZZY LANE & MARKET CENTER BOULEVARD AND FUTURE RIGHT-OF-WAY MARKET CENTER, TOWN OF MT. PLEASANT, CHARLESTON COUNTY, SOUTH CAROLINA" prepared by SouthStar Surveying Inc., dated December 15, 1997, and recorded July 30, 1998, in Plat Book EC at page 646 in the RMC Office for Charleston County, South Carolina.

Said property being more fully described based on a plat entitled "AN ALTA/ACSM LAND TITLE SURVEY OF TRACTS 13 AND 14 AND PARCELS 5, 7, AND 8 MARKET CENTER" by Thomas & Hutton Engineering Co. dated September 28, 1998 as follows:

Commencing at the intersection of the southerly right-of-way of Mazzy Lane and the westerly right-of-way of Market Center Boulevard at an iron pin set being the True Point of Beginning:

Thence along the westerly right-of-way of Market Center Boulevard along a curve to the right with a radius of 167.39 feet, a length of 11.27 feet and a chord of S37-05-32E for 11.27 feet to an iron pin set; Thence continuing along the westerly right-of-way of Market Center Boulevard along a line with a course of S35-08-51E for 368.30 feet to an iron pin set; Thence along a line with a course of S54-48-23W for 135.88 feet to an iron pin set; Thence along a line with a course of N35-09-25W for 366.02 feet to an iron pin set on the southerly right-of-way of Mazzy Lane; Thence along the southerly right-of-way of Mazzy Lane along a line with a course of N35-40-06E for 108.17 feet to an iron pin set; Thence continuing along the southerly right-of-way of Mazzy Lane along a curve to the right with a radius of 25.07 feet, a length of 45.90 feet and a chord of S88-19-21W for 39.75 feet to the True Point of Beginning.

Said tract containing 1.21 acres.

                                    EXHIBIT B

                         [LEGAL DESCRIPTION OF PROPERTY]

                                    EXHIBIT C


                         ASSIGNMENT OF MEMBER INTERESTS

         THIS ASSIGNMENT OF MEMBER INTERESTS (this "Assignment") is made as of this ____ day of December, 2000, by and between AJS GROUP, LLC, a South Carolina limited liability company ("Member"), and MOUNT PLEASANT KPT LLC, a Delaware limited liability company ("Company").

                                    RECITALS

         A. Member is the owner of the entire interest of the "Non-Managing Member" of the Company (the "Member Interest"), as more particularly described in Operating Agreement of Mount Pleasant FAC LLC dated November __, 1997 (the "Original Agreement"), as modified by that certain First Amendment to Operating Agreement of Mount Pleasant KPT LLC dated November 10, 1998 (the "First Amendment"), and that certain Second Amendment to Operating Agreement of Mount Pleasant KPT LLC dated April 13, 1999 (the "Second Amendment") (collectively as amended, the "Operating Agreement"), and any other rights, entitlements, claims or other interests of Member in the Company, including Member's Capital Account and all of Member's rights to profits, losses, distributions, and any other amounts due Member under the Operating Agreement, in complete liquidation of such Member Interest.

         B. Member and Company have entered into that certain Agreement dated as of December __, 2000 whereby, among other things, Member agreed to sell, transfer and convey to the Company and the Company agreed to redeem and acquire the Member Interest.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are acknowledged by each party, the parties agree as follows:

      1. The Recitals set forth above are hereby incorporated by this reference as a material part of this Assignment.

      2. Member hereby sells, transfers, assigns and conveys to Company all of the Member Interest, and any other rights, entitlements, claims or other interests of Member in the Company, including Member's Capital Account and all of Member's rights to profits, losses, distributions, and any other amounts due Member under the Operating Agreement, in complete liquidation of such Member Interest. Member hereby withdraws as a Member of the LLC.

      3. The Company hereby redeems and acquires the Member Interest from Member.

      4. Member hereby represents and warrants to the Company that, on the date hereof and at the time of such delivery, Member is the sole legal and beneficial owner of the Member Interest. Member further represents and warrants to the Company that Member has not sold, transferred, conveyed, hypothecated, pledged or otherwise assigned all or any interest in the Member Interest to any person and that the Member Interest is being transferred and conveyed to the Company free and clear of all liens, encumbrances, restrictions, easements and other matters and exceptions.

      5. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns hereunder.

      6. This Assignment may be executed in counterparts.



                            [EXECUTION PAGE FOLLOWS]

            IN WITNESS WHEREOF, each party has executed this Assignment, or caused it to be executed on its behalf by its duly authorized representatives, the day and year first above written.



                                     ASSIGNOR:

                                     AJS GROUP, LLC, a South Carolina limited liability company

                                     By: _______________________________________
                                          Charles F. Ailstock, as Trustee of the
                                          Joseph P. Griffith AJS Trust,
                                          Member


                                     By: _______________________________________
                                          WACHOVIA BANK, N.A., as
                                          Trustee of the Chaplin Children's
                                          Trust, Member


                                     By: _______________________________________
                                          Sonja K.  Bloom, Member


                                     COMPANY:

                                     MOUNT PLEASANT KPT LLC, a
                                     Delaware limited liability company

                                     By:  KPT Properties, L.P., a Delaware
                                     limited partnership

                                     By:  Konover Property Trust, Inc.,
                                          Its General Partner

                                     By: _______________________________________
                                     Name: _____________________________________
                                     Title: ____________________________________

                                    EXHIBIT D

                             [INTENTIONALLY DELETED]

                                    EXHIBIT E

                              [FIRPTA CERTIFICATE]

             CERTIFICATE OF NON-FOREIGN STATUS BY ENTITY TRANSFEROR
                                   (Tract 13)

              1. Section 1445 of the Internal Revenue Code provides that a transferee must withhold tax if the transferor is a foreign person.

              2. In order to inform AJS GROUP, LLC that withholding of tax is not required upon disposition of a U.S. real property interest by MOUNT PLEASANT KPT LLC ("Transferor"), the undersigned hereby certifies and declares by means of this certificate the following on behalf of the Transferor.

                          A.      The one item marked below is true and correct:

                           X      (i) The Transferor is not a foreign
                          ---     corporation, foreign partnership, foreign
                                  partnership, foreign trust or foreign estate
                                  (as these terms are defined in the Internal
                                  Revenue Code and Income Tax Regulations).

                          ___ (ii) The Transferor is a foreign corporation incorporated under the laws of a foreign jurisdiction, but has elected to be treated as a U.S. corporation under Section 897(i) of the Internal Revenue Code, AND HAS ATTACHED TO THIS CERTIFICATE A GENUINE COPY OF THE ACKNOWLEDGMENT OF SUCH ELECTION ISSUED BY THE IRS.

                          B. The Transferor's employer identification number is: 56-2055806

                          C.      The Transferor's office address is:

                                        c/o Konover Property Trust, Inc
                                        11000 Regency Parkway
                                        East Tower, Suite 300
                                        Cary, NC 27511

              3. The Transferor understands that this certificate may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained in this certificate may be punished by fine, imprisonment, or both.

              4. The Transferor hereby agrees to indemnify and hold harmless each transferee from any liability or cost which such transferee may incur as a result of: (i) The Transferor's failure to pay any U.S. federal income tax which the Transferor is required to pay under applicable U.S. law, or (ii) any false or misleading statement contained herein.

              Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete. I further declare that I have authority to sign this document on behalf of the Transferor.

              EXECUTED this ___ day of December, 2000.


                                        TRANSFEROR:

                                        MOUNT PLEASANT KPT LLC, a Delaware
                                        limited liability company

                                        By:  KPT Properties, L.P., Its
                                             Managing Member


                                        By:  Konover Property Trust, Inc.,
                                             Its General Partner


                                        By:  _______________________
                                        Name:
                                        Title:

                                    EXHIBIT F



STATE OF SOUTH CAROLINA

COUNTY OF CHARLESTON                                 TITLE TO REAL ESTATE


         KNOW ALL MEN BY THESE PRESENTS that MOUNT PLEASANT KPT LLC ("Grantor"), a Delaware limited liability company, in consideration of the sum of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration in hand paid to the Grantor by the below-named Grantee at and before the sealing of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold and released, and by these presents does grant, bargain, sell and release unto AJS GROUP, LLC, a South Carolina limited liability company ("Grantee"), the following described premises, to wit:

         SEE EXHIBIT "A" ATTACHED HERETO AND MADE PART HEREOF BY REFERENCE (Tract 13, Market Center, Mt. Pleasant, SC) (the "Premises")

         SUBJECT TO current taxes not yet due and payable, assessments and any other liens arising therefrom, all easements, restrictions, reservations, covenants, encumbrances, limitations, and other matters as may appear of record, and all other matters that can be obtained by a visual inspection or complete and accurate survey of the Premises.

         TOGETHER with all and singular the Rights, Members, Hereditaments, and Appurtenances to the said premises belonging, or in anywise incident or appertaining.

         TO HAVE TO AND TO HOLD all and singular the said Premises before mentioned unto the Grantee hereinabove named and Grantee's successors and assigns forever.

         And the Grantor does hereby bind the Grantor and the Grantor's heirs and assigns to warrant and forever defend all and singular the said Premises unto the Grantee hereinabove named and the Grantee's successors and assigns against the Grantor and the Grantor's heirs and assigns lawfully claiming or to claim the same or any part thereof.

         IN WITNESS WHEREOF, the Grantor has set Grantor's Hand and Seal this ____ day of December, 2000.


WITNESS:                           MOUNT PLEASANT KPT LLC, a Delaware
                                   limited liability company

                                   By: KPT Properties, L.P., Its Managing Member

                                       By: Konover Property Trust, Inc., Its
_________________________________          General Partner
Witness Signs Here



                                           By: _________________________________
_________________________________          Name: _______________________________
Notary Signs Here AS WITNESS               Title: ______________________________

STATE OF NORTH CAROLINA

COUNTY OF WAKE             ACKNOWLEDGMENT


         I, the undersigned Notary Public for the State of North Carolina, do hereby certify that Mount Pleasant KPT LLC, by KPT Properties, L.P., its Managing Member, by Konover Property Trust, Inc., its General Partner, by _________________, its _______________, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

         Subscribed to and sworn before me this ___ day of December, 2000.


                                         _______________________________________
                                         Name of Notary Public
                                         Notary Public, State of North Carolina
                                         My commission expires:_________________

                                    EXHIBIT G

                            [GROUND LEASE ASSIGNMENT]



STATE OF SOUTH CAROLINA    )
                           )
COUNTY OF CHARLESTON       )

                                          ASSIGNMENT AND ASSUMPTION OF
                                          GROUND LEASE (Tract 14, Market Center)
                                                 (Book E-283, Page 415)
                                                 (Book K-292, Page 215)
                                                 (Book H-293, Page 679)
                                                 (Book H-320, Page 530)
                                                 (Book H-326, Page 792)



         THIS ASSIGNMENT AND ASSUMPTION OF GROUND LEASE (this "Assignment") is dated as of this _____ day of December, 2000, and made by and between MOUNT PLEASANT KPT LLC, a Delaware limited liability company ("Assignor"), and AJS GROUP, LLC, a South Carolina limited liability company ("Assignee").

                                    RECITALS:

         WHEREAS, Assignor is the lessee under that certain Ground Lease dated April 24, 1997 by and between Assignor, as lessee, and Marvin H. Cawley, Jr. and Sally S. Cawley, as lessor, a memorandum of which entitled "Memorandum of Lease for Recordation (Parcel 11-Market Center)" was recorded in Book E-283 at Page 415 in the RMC Office for Charleston County, South Carolina, as amended by that certain Amendment to Ground Lease dated October 31, 1997 and recorded in Book K-292 at Page 215 in the RMC office aforesaid and re-recorded on November 20, 1997, in Book H-293 at Page 679 in the RMC office aforesaid, as assigned to Assignor by that certain Assignment and Assumption of Ground Lease dated as of February 7, 1999 and recorded in Book H-320 at Page 530 on February 12, 1999 in the RMC office aforesaid, and as amended by that certain Amendment to Ground Lease dated as of May 10, 1999 and recorded in Book H-326 at Page 792 on May 12, 1999 in the RMC office aforesaid (collectively, "Ground Lease"), relating to that certain real property more particularly described therein (the "Real Property").

         WHEREAS, Assignor desires to assign and Assignee desires to assume all of Assignor's interest in the Ground Lease on the terms and conditions set forth herein.

         NOW, THEREFORE, for and in consideration of the mutual promises herein contained and Ten Dollars ($10.00) in hand paid by each party to the other, the receipt and sufficiency of which hereby are acknowledged, the parties agree:

         I. Recitals. The Recitals above are hereby incorporated as a material part of this Assignment.

         II. Assignment of Interest in the Ground Lease. Assignor, hereby grants, bargains, assigns, sets over, transfers, and conveys to Assignee (i) all of the leasehold estate and other rights, title, and interests of Assignor in and to the Ground Lease, and (ii) all easements, rights, privileges and appurtenances pertaining to the Real Property.

         III. Assumption of Interest in the Ground Lease. Assignee hereby assumes all of Assignor's right, title and interests in and to the Ground Lease and agrees to perform and observe all of the covenants and conditions required to be performed by Assignor from and after the date hereof. Assignee hereby agrees to indemnify and hold harmless Assignor from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, reasonable attorneys' fees, of any kind whatsoever arising or accruing on or after the date hereof, suffered or incurred by Assignor, with respect to the Ground Lease.

         IV. Binding Effect. This Assignment shall be binding on the parties and their respective successors, and assigns.

         V. Governing Law. This Assignment shall be subject to and governed by the laws of the State of South Carolina.

         VI. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of which together shall constitute one instrument.


                            [Signature Pages Follow]

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals, the day and year first above written.




WITNESSES:                          ASSIGNOR:

                                    MOUNT PLEASANT KPT LLC, a
                                    Delaware limited liability company


                                    By: KPT Properties, L.P., a Delaware
                                    limited partnership

                                    By: Konover Property Trust, Inc.,
                                        Its General Partner

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


WITNESSES:                          ASSIGNEE:

                                    AJS GROUP, LLC, a South Carolina limited liability company

                                    By: ________________________________________
                                         Charles F. Ailstock, as Trustee of the
                                         Joseph P. Griffith AJS Trust,
                                         Member

                                    By: ________________________________________
                                         WACHOVIA BANK, N.A., as
                                         Trustee of the Chaplin Children's
                                         Trust, Member

                                    By: ________________________________________
                                         Sonja K.  Bloom, Member

STATE OF SOUTH CAROLINA

COUNTY OF ______________            ACKNOWLEDGMENT


         I, the undersigned Notary Public for the State of South Carolina, do hereby certify that Charles F. Ailstock, as Trustee of the Joseph P. Griffith AJS Trust, as a Member of AJS Group, LLC, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

         Subscribed to and sworn before me this ___ day of December, 2000.


                                         _______________________________________
                                         Name of Notary Public
                                         Notary Public, State of South Carolina
                                         My commission expires:_________________




STATE OF SOUTH CAROLINA

COUNTY OF ____________              ACKNOWLEDGMENT


         I, the undersigned Notary Public for the State of South Carolina, do hereby certify that Sonja K. Bloom, as a Member of AJS Group LLC, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

         Subscribed to and sworn before me this ___ day of December, 2000.


                                         _______________________________________
                                         Name of Notary Public
                                         Notary Public, State of South Carolina
                                         My commission expires:_________________

STATE OF SOUTH CAROLINA

COUNTY OF ____________              ACKNOWLEDGMENT


         I, the undersigned Notary Public for the State of South Carolina, do hereby certify that WACHOVIA BANK, N.A., as the Trustee of the Chaplin Children's Trust, as a Member of AJS Group, LLC, by _______________ its _________________, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

         Subscribed to and sworn before me this ___ day of December, 2000.


                                         _______________________________________
                                         Name of Notary Public
                                         Notary Public, State of South Carolina
                                         My commission expires:_________________

STATE OF NORTH CAROLINA

COUNTY OF WAKE             ACKNOWLEDGMENT


         I, the undersigned Notary Public for the State of North Carolina, do hereby certify that Mount Pleasant KPT LLC, by KPT Properties, L.P., its Managing Member, by Konover Property Trust, Inc., its General Partner, by _________________, its _______________, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

         Subscribed to and sworn before me this ___ day of December, 2000.


                                         _______________________________________
                                         Name of Notary Public
                                         Notary Public, State of North Carolina
                                         My commission expires:_________________

                                     CONSENT

         By their execution hereof, Marvin H. Cawley, Jr., and Sally S. Cawley, hereby acknowledge their consent to the foregoing Assignment and Assumption of Ground Lease.



________________________________            _______________________________
Witness Signs Here                          Marvin H. Cawley, Jr.

________________________________   _______________________________
Notary Signs Here AS WITNESS                Sally S. Cawley




STATE OF SOUTH CAROLINA

COUNTY OF ________________          ACKNOWLEDGMENT


         I, the undersigned Notary Public for the State of South Carolina, do hereby certify that Marvin H. Cawley, Jr. and Sally S. Cawley personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

         Subscribed to and sworn before me this ___ day of December, 2000.


                                        _______________________________________
                                        Name of Notary Public
                                        Notary Public, State of South Carolina
                                        My commission expires:_________________

                                    EXHIBIT H

                       ASSIGNMENT AND ASSUMPTION OF LEASES

                  THIS ASSIGNMENT AND ASSUMPTION OF LEASES (the "Assignment") is made as of the ___ day of December, 2000, by and between MOUNT PLEASANT KPT LLC, a Delaware limited liability company ("Seller"), and AJS GROUP, LLC, a South Carolina limited liability company ("Buyer").

                                    RECITALS

                  A. Seller and Buyer entered into that certain Agreement dated as of December __, 2000 (the "Agreement") whereby, among other things, Buyer agreed to acquire from Seller certain real property described in Exhibit A attached hereto (the "Property").

                  B. Seller is the landlord under certain leases (collectively, the "Leases") and the owner under certain leasing commission agreements (the Commission Agreements"), affecting all or a portion of the Property, listed in Exhibit B attached hereto.

                  C. As a condition to purchasing the Property, Buyer has required that Seller enter into this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Seller hereby assigns to Buyer, its successors and assigns, all of the right, title and interest of Seller in and to the Leases and the Commission Agreements, and any security deposits (including accrued interest thereon) and all advance rentals plus any interest to which tenants may be entitled, and Buyer assumes the obligations of Seller thereunder for the period from and after the date hereof, including without limitation, the obligation to pay all leasing commissions and tenant improvement costs.

         2. Buyer hereby indemnifies and agrees to hold Seller harmless from and against any loss, cost, damage or expense (including attorneys' fees) whatsoever resulting from arising out of any actual or alleged breach by Buyer of its obligations under any of the Leases and the Commission Agreements arising after the date hereof.

         3. Seller hereby indemnifies and agrees to hold Buyer harmless from and against any loss, cost, damage or expense (including attorneys' fees) whatsoever resulting from or arising out of any actual or alleged breach by Seller of its obligations under any of the Leases and the Commission Agreements arising on or before the date hereof.

         4. This Assignment shall be binding upon, and shall inure to the benefit of, the successors and assigns and the parties hereto.

         5. This Assignment may be executed in counterparts.

                  IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first above written.

       SELLER:                    MOUNT PLEASANT KPT LLC, a  Delaware
                                  limited liability company

                                  By: KPT Properties, L.P., Its Managing Member

                                      By: Konover Property Trust, Inc., Its
                                       General Partner

                                            By: ________________________________
                                       Name: ___________________________________
                                       Title: __________________________________


       BUYER: AJS GROUP, LLC, a South Carolina limited liability company

                                  By: __________________________________________
                                       Charles F.  Ailstock, as Trustee of the
                                       Joseph P.  Griffith AJS Trust, Member



                                  By: __________________________________________
                                       Sonja K.  Bloom, Member



                                  By: __________________________________________
                                       WACHOVIA BANK, N.A., as Trustee of the
                                       Chaplin Children's Trust, Member

                                    EXHIBIT A

                      Legal Description of Tracts 13 and 14

                                    EXHIBIT B

                    List of Leases and Commission Agreements

                                    EXHIBIT I

     [ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS, LICENSES AND PERMITS]


                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,
                      WARRANTIES AND GUARANTIES AND PERMITS
                               (Tracts 13 and 14)

                  THIS ASSIGNMENT (this "Assignment") is made and entered into as of the ___ day of December ___, 2000, by MOUNT PLEASANT KPT LLC, a Delaware limited liability company ("Assignor"), to AJS GROUP, LLC, a South Carolina limited liability company ("Assignee").

                  FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows: 1. Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under:

                  A. All warranties and guaranties received by Seller from any third party in connection with the construction or operation of the real property described in Exhibit A attached hereto (the "Property") and listed in
Schedule 1, to the extent such warranties and guaranties are assignable and relate solely to the Property;

                  B. All of the contracts listed in Schedule 2 attached hereto (the "Service Contracts"), to the extent such warranties and guaranties are assignable and relate solely to the Property;

                  C. All plans and specifications, permits, licenses, governmental approvals, entitlements, development agreements, utility agreements with any governmental or quasi-governmental entities or agencies relating to the Property, to the extent each of the foregoing are assignable and relate solely to the Property.

         2. Assignee agrees that to the extent any Service Contract (A) affects the Property and other real property owned by Assignor, and (B) is not terminable without cause and without a penalty on 30-days notice (or less), Assignee, its successors and assigns, shall assume and continue to be bound by such Agreement for the remaining term of such Service Contract. In such case, Assignee shall pay to Assignor its prorata share of the costs of the services provided under such Service Contract, such prorata share being equal to the percentage expressed as a fraction, the numerator of which is the total acreage of the Property and the denominator of which is the total acreage of the property affected by such Service Contract.

         3. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

         4. This Assignment may be executed in counterparts.

                  IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

    ASSIGNOR:              MOUNT PLEASANT KPT LLC, a Delaware limited
                           liability company

                           By: KPT Properties, L.P., Its Managing Member

                           By: Konover Property Trust, Inc., Its General Partner


                                By: ____________________________________________
                                Name: __________________________________________
                                Title: _________________________________________


    ASSIGNEE:              AJS GROUP, LLC, a South Carolina limited liability
                           company


                           By: _________________________________________________
                                Charles F. Ailstock, as Trustee of the
                                Joseph P. Griffith AJS Trust, Member

                           By: _________________________________________________
                                Sonja K. Bloom, Member



                           By: _________________________________________________
                                WACHOVIA BANK, N.A., as Trustee of the Chaplin Children's Trust, Member

                                    EXHIBIT A

                     Legal Description for Tracts 13 and 14
                     --------------------------------------

                                   Schedule 1

                        List of Warranties and Guaranties

                                   Schedule 2

                                Service Contracts

                                    EXHIBIT J

                           [FORM OF NOTICE TO TENANTS]

NOTICE TO TENANTS
-----------------
_____________________
_____________________
_____________________


                  Re:      __________________________________

Dear Tenant:

         This letter will serve as legal notice, as further described in your lease, of the changes to the ownership and management company for the referenced property.

         The property was purchased by _____________________________________
from ________________________________________________________. ______________
replaces _________________________________ as the legal Landlord for the property.

         Effective immediately the property will be managed by ______________________ ______________________________________. All payments, notices, etc. of any kind are to be addressed to:


                             _____________________
                             _____________________
                             _____________________


         If you have any questions or require further information regarding this transition or the property in general, please call _______________________ at (___) _______________.

                                                   Sincerely,




                                                   ________________________

                                    EXHIBIT K

                                ESCROW PROVISIONS

      Investment and Use of Funds. The Title Company shall invest any funds deposited(the "Deposit") and held overnight in government insured interest-bearing accounts satisfactory to the Company, shall not commingle the Deposit with any funds of the Title Company or others, and shall promptly provide the Company with confirmation of the investments made. If the Closing under this Agreement occurs, the Title Company shall deliver the Deposit to, or upon the instructions of, the Company on the Closing Date. Provided such supplemental escrow instructions are not in conflict with this Agreement as it may be amended in writing from time to time, Member and the Company agree to execute such supplemental escrow instructions as may be appropriate to enable Title Company to comply with the terms of this Agreement.

      Termination. Upon a termination of this Agreement, either party to this Agreement may give written notice to the Title Company and the other party of such termination and the reason for such termination. Upon termination, the Title Company shall, without further notice or instruction, release the funds and documents held in escrow to the party who delivered such funds or documents.

      Interpleader. Except as specifically provided above, Member and the Company mutually agree that in the event the Title Company receives conflicting written instructions regarding funds or documents delivered into escrow, unless mutual written instructions are received by the Title Company directing disposition, the Title Company need not take any action, but instead may await the disposition of any proceeding relating such funds and documents or, at the Title Company's option, the Title Company may interplead all parties and deposit such funds and documents with a court of competent jurisdiction in which event the Title Company may recover all of its court costs and reasonable attorneys' fees. Member or the Company, whichever loses in any such interpleader action, shall be solely obligated to pay such costs and fees of the Title Company, as well as the reasonable attorneys' fees of the prevailing party in accordance with the other provisions of this Agreement.

      Liability of Title Company. The parties acknowledge that the Title Company is acting solely as a stakeholder at their request and for their convenience, that the Title Company shall not be deemed to be the agent of either of the parties, and that the Title Company shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any loss, cost or expense incurred by Member or the Company resulting from the Title Company's mistake of law respecting the Title Company's scope or nature of its duties. Member and the Company shall jointly and severally indemnify and hold the Title Company harmless from and against all costs, claims and expenses, including reasonable attorneys' fees, incurred in connection with the performance of the Title Company's duties hereunder, except with respect to actions or omissions taken or made by the Title Company in bad faith, in disregard of this Agreement or involving negligence on the part of the Title Company.

      Escrow Fee. Except as expressly provided herein to the contrary, the escrow fee, if any, charged by the Title Company for holding funds and documents or conducting the Closing shall be shared paid by the Company.

                                    EXHIBIT L
                                    ---------

                           LIST OF PROSPECTIVE TENANTS
                           ---------------------------



AC Moore
Bassett Furniture
Birkenstock by Phootloose
Carlyle and Co.
City Grille (Mike Russo)
Dean & DeLucca
Dr. Lee Hershon (Orthodontist)
Dress Barn
Earthfare
Ethan Allen
Eye Candy
Gateway
IVS Media, Inc. (Fred Fabian)
Jo-Anne's ETC
Kirkland's
Kyoto Express
Oscar Thompson Shoes
S&K Menswear
Sprint
Storehouse
Suncom
Talbot's Kids
Tango Bay
Verizon
Vino & Vito
World of Leather
Zales




                                      L-1